UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2018

Air Products and Chemicals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501
(Address of Principal Executive Offices)	(Zip Code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 25, 2018, Air Products and Chemicals, Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders. There were 192,095,186 shares of common stock represented at the meeting by valid proxies or voted in person, which was 87.78% of the shares of common stock entitled to vote at the meeting and which constituted a quorum. The final voting results for the matters submitted to a vote of shareholders at the annual meeting follow.

1.	Election of Directors. Each of the nominees for director was elected to serve until the Company’s 2019 Annual Meeting of Shareholders and until their successors are elected and qualified, or until his or her earlier death, resignation, or removal. The vote results were as follows, with each nominee having received at least 97.4% of the votes cast for his or her election:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Susan K. Carter	176,212,616	2,221,428	282,808	13,378,334
Charles I. Cogut	177,623,326	769,384	324,142	13,378,334
Chadwick C. Deaton	175,457,873	2,935,458	323,521	13,378,334
Seifollah Ghasemi	174,150,504	3,451,656	1,114,692	13,378,334
David H. Y. Ho	176,917,466	1,435,670	363,716	13,378,334
Margaret G. McGlynn	176,167,703	2,256,126	293,023	13,378,334
Edward L. Monser	175,288,339	3,125,712	302,801	13,378,334
Matthew H. Paull	177,075,679	1,330,377	310,796	13,378,334

2.	Advisory Vote on Executive Officer Compensation. The shareholders approved on an advisory basis the compensation of the Company’s named executive officers, as set forth in the Company’s annual meeting proxy statement, by the votes set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
172,463,045 (96.5% of the votes cast)	5,742,125	511,682	13,378,334

3.	Ratification of Appointment of Independent Auditors. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018 was ratified by the shareholders by the votes set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
188,479,369 (98.1% of the votes cast)	3,227,201	388,616	0

4.	Approval of the Material Terms of the Company’s Long-Term Incentive Plan. This proposal was withdrawn because the Tax Cuts and Jobs Act of 2017 eliminated the performance-based compensation exception under Section 162(m) of the Internal Revenue Code, which rendered the proposal moot. Accordingly, the proposal was not presented or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: January 25, 2018	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President, General Counsel and Secretary

3